UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2023

ANKAM, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-255392 (Commission File Number)	61-1900749 (I.R.S. Employer Identification Number)

Bakur Kalichava

5348 Vegas Drive, Las Vegas, Nevada, 89108

+995-599420389

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company Yes ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 30, 2023 Ankam, Inc. (the “Company”) completed the transfer of certain assets of the Company to its wholly-owned subsidiary, Ankam LLC (the “LLC”). The assets transferred include 100% of the ownership interests of MoneySaverApp (the “Asset”), an application created to aggregate various discount cards on mobile device.

The Company is effecting a transfer of assets to the balance sheet of its LLC. The purpose of this transfer is to optimize and focus on the future growth and development of one of the Company’s main products MoneySaver App. The transaction has been approved by the board of directors and is in compliance with all applicable regulatory requirements.

Item 8.01 Other Events.

On November 29, 2023, Ankam, Inc. (the “Company”), a Nevada corporation, entered into a material definitive agreement by establishing a wholly-owned subsidiary, Ankam LLC (the “LLC”). The LLC was organized in Wyoming and is authorized to engage in any legal act. The Company executed an Operating Agreement accepted by the LLC, a copy of which is filed as an exhibit to this Form 8-K.

The primary purpose behind the establishment of the LLC is to facilitate the division and strategic development of Ankam, Inc. The strategic development of the LLC is supported by its dedication to the operation and advancement of the MoneySaver App, a user-friendly mobile application designed to aggregate various discount cards onto a single platform. The LLC, with its primary objective centered around the MoneySaver App, aims to further develop the application to provide users instant and convenient access to a diverse array of discounts, fostering ease of use, and enhancing the overall user experience.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Operating Agreement, effective as of November 29, 2023

SIGNATURES

In accordance with the requirements of the Securities Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 4, 2023	ANKAM, INC.

	By:	/s/	Bakur Kalichava
		Name:	Bakur Kalichava
		Title:	President, Director, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary